Exhibit 99.1

Press Release

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, SC 29730

www.3dsystems.com

NYSE:DDD

Investor Contact:         investor.relations@3dsystems.com

Media Contact:            press@3dsystems.com

3D Systems Announces Executive Leadership Changes

ROCK HILL, South Carolina, January 10, 2024 – 3D Systems (NYSE:DDD) today announced changes in the company’s leadership structure.

Reji Puthenveetil, who currently serves as EVP, Industrial Solutions, will take on expanded responsibilities as EVP, Additive Solutions and Chief Commercial Officer. In this role, Reji will have responsibility for all of the company’s commercial operations, ranging from Sales and Marketing to 3D Systems’ unique Application Innovation Group, across both the Industrial and Healthcare business units. With this consolidation of commercial responsibilities, Menno Ellis, who has served as the leader of the company’s Healthcare business from its creation in 2020, will be leaving the company to pursue other leadership opportunities. Importantly, the company will continue to operate two business units, Healthcare Solutions, comprising both Medical Devices and Dental markets, and Industrial Solutions, which spans numerous industrial market verticals, from aerospace and defense to semiconductor, automotive, energy, and consumer markets.

In addition, after a productive 17-year career with the company, Andy Johnson, Chief Corporate Development Officer and Chief Legal Counsel, will be leaving 3D Systems to pursue new leadership opportunities. Andy will remain in his role while a search is undertaken for a new General Counsel.

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Commenting on the executive leadership changes, Dr. Jeffrey Graves, President and Chief Executive Officer, said, “We are grateful to both Menno and Andy for their many contributions to the company. Since my arrival in the summer of 2020, both leaders have been instrumental in helping focus and reshape the company, as we transformed into the two distinct business units we have today. I am confident that both executives will continue to find great success in their future leadership endeavors.”

Dr. Graves continued, “This simplification of our commercial operations will support optimization of our go-to-market strategies, reduce operating costs, and enhance our ability to respond quickly to changes in the market as momentum continues to build in the adoption of 3D printing in production facilities around the world. Importantly, by continuing to operate in two business units, we will retain a strong focus on the unique needs of both our Healthcare and Industrial customers, an approach that has been very well received in the market.”

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law.

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About 3D Systems

More than 35 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions partner, we bring innovation, performance, and reliability to every interaction—empowering our customers to create products and business models never before possible. Thanks to our unique offering of hardware, software, materials, and services, each application-specific solution is powered by the expertise of our application engineers who collaborate with customers to transform how they deliver their products and services. 3D Systems’ solutions address a variety of advanced applications in healthcare and industrial markets such as medical and dental, aerospace & defense, automotive, and durable goods. More information on the company is available at www.3dsystems.com.

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